IN ACCORDANCE WITH RULE 202 OF REGULATION S-T,
              THIS FORM 8-K IS BEING FILED IN PAPER
           PURSUANT TO A CONTINUING HARDSHIP EXEMPTION.


                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                              ------

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of
      earliest event reported)          November 23, 1998
                                        -----------------


                GE Capital Mortgage Services, Inc.
           (as Seller and Servicer under the Pooling and
         Servicing Agreement dated as of November 1, 1998,
          providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-23)



                GE Capital Mortgage Services, Inc.
-----------------------------------------------------------------
        (Exact Name of Registrant as Specified in Charter)


         New Jersey           33-5042             21-0627285
-----------------------------------------------------------------
      (State or Other       (Commission         (IRS Employer
      Jurisdiction of       File Number)      Identification No.)
      Incorporation)

Three Executive Campus
Cherry Hill, New Jersey                          08002
-----------------------------------------------------------------
(Address of Principal Executive Offices)       (Zip Code)


Registrant's telephone number, including area code (609) 661-6100
                                                   --------------

Item 5.    Other Events.

           Attached as Exhibit 1 to this Current Report are certain materials (the "Computational Materials") furnished to the Registrant by Donaldson, Lufkin & Jenrette Securities Corporation (the "Underwriter") in respect of certain classes of the Registrant's REMIC Multi-Class Pass-Through Certificates, Series 1998-23 (the "Series 1998-23 Certificates"). Certain classes of the Series 1998-23 Certificates are being offered pursuant to a Prospectus dated October 22, 1998, as supplemented by a related Prospectus Supplement dated November 23, 1998 (together, the "Prospectus"), which are being filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"), substantially concurrently with the filing of this Current Report. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333- 51151) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

           The Computational Materials were prepared solely by the Underwriter of certain classes of the Series 1998-23
Certificates, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

           Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration
Statement by statements or information contained in the Prospectus.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.


Exhibit 1.     Computational Materials (Donaldson, Lufkin &
               Jenrette Securities Corporation).

                            SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            GE Capital Mortgage Services, Inc.
                            ----------------------------------
                                       (Registrant)



Date: November 23, 1998     By    /s/ Mary Kaplan
      -----------------        ------------------
                            Name:  Mary Kaplan
                            Title: Vice President

                           EXHIBIT INDEX



The following exhibit is being filed herewith:


EXHIBIT NO.          DESCRIPTION                      PAGE
-----------          -----------                      ----

     1              Computational Materials
                    (Donaldson, Lufkin & Jenrette       5
                    Securities Corporation)